UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 22, 2006
Valeant Pharmaceuticals International
(Exact name of registrant as specified in its charter)

Delaware	1-11397	33-0628076
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

3300 Hyland Avenue
Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 545-0100
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) Beginning on November 22, 2006, Valeant Pharmaceuticals International (the “Company”) entered into Stock Option Agreements and related Grant Notices pursuant to its 2006 Equity Incentive Plan (the “2006 Plan”) with Timothy C. Tyson, Bary G. Bailey, Wesley P. Wheeler and Charles J. Bramlage. The Stock Option Agreements and Grant Notices document the terms of stock option awards under the 2006 Plan that had been previously approved by the Compensation Committee of the Board of Directors and reported by the award recipients on Form 4 Statements of Changes in Beneficial Ownership. The form of the Stock Option Agreement is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The form of the related Grant Notice is attached hereto as Exhibit 99.2 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Form of Stock Option Agreement under the 2006 Equity Incentive Plan.
99.2 Form of Grant Notice under the 2006 Equity Incentive Plan.

2.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valeant Pharmaceuticals International
By:	/s/ Eileen C. Pruette
	Name:	Eileen C. Pruette
	Title:	Executive Vice President, General Counsel

Dated: November 29, 2006

3.

Exhibit Index
99.1	Form of Stock Option Agreement under the 2006 Equity Incentive Plan.

99.2	Form of Grant Notice under the 2006 Equity Incentive Plan.